File No. 333-27925
                                                                File No. 811-823


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]


     Pre-Effective Amendment No.                              [   ]
     Post-Effective Amendment No. 1                           [ X ]



REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                                     [ X ]


     Amendment No. 3                                           [ X ]



                     SPIRIT OF AMERICA INVESTMENT FUND, INC.
               (Exact name of Registrant as specified in charter)

                              477 Jericho Turnpike
                             Syosset, New York 11791
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (516) 390-5555
                                Mr. David Lerner
                              SSH Securities, Inc.
                              477 Jericho Turnpike
                             Syosset, New York 11791
                     (Name and address of Agent for Service)

Copies to:
                              Carolyn F. Mead, Esq.
                               FPS Services, Inc.
                               3200 Horizon Drive
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903

Approximate Date of Proposed Public offering: As soon as practicable after the effective date of this Registration Statement.


It is proposed that this filing become effective:

[X]      60 days after filing pursuant to paragraph (a)(1).


------------------------------------------------------------------

Registrant has elected to register under this Registration Statement an indefinite number of shares of its securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant will file a Notice pursuant to Rule 24f-2 within 90 days after its fiscal year end.


As filed with the U.S. Securities and Exchange Commission on February , 1998.

                                TABLE OF CONTENTS

Registration Statement of Spirit of America Investment Fund, Inc.

                                                                 Page
                                                                 -----
1. Cross Reference Sheet

2. Spirit of America Investment Fund, Inc.
   Part A - Prospectus

3. Spirit of America Investment Fund, Inc.
   Part B - Statement of Additional Information

4. Spirit of America Investment Fund, Inc.
   Part C - Other Information

5. Signature Page

6. Index to Exhibits

                     SPIRIT OF AMERICA INVESTMENT FUND, INC.
                  CROSS REFERENCE SHEET Pursuant to Rule 481(a)


N-1A Item
Information Required in Prospectus                      Caption in Prospectus

Part A

1.   Cover Page                                                    Cover Page

2.   Synopsis                                             Expense Information

3.   Condensed Financial Information                           Not Applicable

4.   General Description of Registrant                     Description of the
                                                                Fund; General
                                                                  Information

5.   Management of the Fund                                 Management of the
                                                                Fund; General
                                                            Information; Risk
                                                              Considerations

5A. Management's Discussion of Fund                            Not Applicable
    Performance

6.   Capital Stock and Other Securities                            Dividends,
                                                            Distributions and
                                                               Taxes; General
                                                                  Information

7.   Purchase of Securities Being Offered             How to Purchase Shares;
                                                         Alternative Purchase
                                                        Arrangements; General
                                                                  Information

8.   Redemption or Repurchase                           How to Redeem Shares;
                                                          General Information

9.   Legal Proceedings                                         Not Applicable

                                                        Location in Statement
                                                                Of Additional
Part B                                                  Information (Caption)

10.  Cover Page                                                    Cover Page

11.  Table of Contents                                      Table of Contents


12.  General Information and History                        Management of the
                                                                Fund; General
                                                                  Information

13.  Investment Objective and Policies                     Description of the
                                                                         Fund

14.  Management of the Registrant                           Management of the
                                                                         Fund

15.  Control Persons and Principal                             Not Applicable
     Holders of Securities

16.  Investment Advisory and Other                          Management of the
     Services                                           Fund; Expenses of the
                                                                Fund; General
                                                                  Information

17.  Brokerage Allocation and other
     Practices                                         Portfolio Transactions

18.  Capital Stock and Other Securities                   General Information

19.  Purchase, Redemption, and Pricing                    Purchase of Shares;
                                                               Redemption and
                                                        Repurchase of Shares;
                                                                   Dividends,
                                                            Distributions and
                                                           Taxes; Shareholder
                                                                     Services

20.  Tax Status                                            Description of the
                                                             Fund; Dividends,
                                                            Distributions and
                                                                        Taxes

21.  Underwriters                                         General Information

22.  Calculation of Performance Data                      General Information

23.  Financial Statements                               Financial Statements;
                                                        Report of Independent
                                                                     Auditors

Part C   Other Information

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                         SPIRIT OF AMERICA INVESTMENT FUND, INC.


                                   477 Jericho Turnpike
                                 Syosset, New York 11791
                                      (516) 390-5555


Prospectus                                            , 1998


Spirit of America Investment Fund, Inc. (the "Fund") is an open-end diversified mutual fund which seeks growth of capital and current income. The Fund seeks to achieve its investment objective by investing in the equity securities of companies in the real estate industry. The Fund's investment adviser is Spirit of America Management Corp. ("Spirit Management" or the "Adviser").


The Fund offers two classes of shares through this Prospectus: Class A Shares and Class B Shares. Each class of shares is sold pursuant to different sales arrangements and bears different expenses. See "Alternative Purchase Arrangements" for a complete description of the differences between the classes.

This Prospectus sets forth the information you should know before investing in the Fund. Please read it carefully and keep it for future reference. Additional information about the Fund contained in a Statement of Additional Information dated , 1998, as amended from time to time, has been filed with the U.S. Securities and Exchange Commission (the "SEC"). It may be obtained free of charge by calling the Fund's distributor, SSH Securities, Inc. at (516) 390-5565. Additionally, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference in this Prospectus and other information regarding the Fund. The Statement of Additional Information is incorporated by reference in this Prospectus.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           Table of Contents

                                                    Page


A Brief Summary of The Fund. . . . . . . . . . . . . . .
Expense Information. . . . . . . . . . . . . . . . . . .
Description of the Fund. . . . . . . . . . . . . . . . .
Investment Objective . . . . . . . . . . . . . . . . . .
Investment Policies. . . . . . . . . . . . . . . . . . .
Investment Practices . . . . . . . . . . . . . . . . . .
Risk Considerations. . . . . . . . . . . . . . . . . . .
Certain Fundamental Investment Limitations . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . .
Alternative Purchase Arrangements. . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . .
Special Services . . . . . . . . . . . . . . . . . . . .
Net Asset Value. . . . . . . . . . . . . . . . . . . . .
Management of the Fund . . . . . . . . . . . . . . . . .
Dividends, Distributions and Taxes . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . .
General Information. . . . . . . . . . . . . . . . . . .




Distributor:                              Investment Adviser:

SSH Securities, Inc.      Spirit of America Management Corp.
477 Jericho Turnpike                    477 Jericho Turnpike
Syosset, New York 11791              Syosset, New York 11791
(516) 390-5565                                (516) 390-5575

              A Brief Summary of the Fund

What is the Fund's Investment Objective?

The Fund seeks growth of capital and current income by investing in the equity securities of companies in the real estate industry. There can be no assurance that the Fund will be able to achieve its investment objective. See "Investment Objective" and "Investment Policies."


Who is the Investment Adviser?

The Fund's investment  adviser is Spirit of America Management Corp., a recently
organized   investment   manager.   See  "Management  of  the  Fund"  and  "Risk
Considerations."

Who may want to Invest in the Fund?

The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The Fund is designed for those looking for income and growth through an investment that focuses on a wide range of equity securities in the real estate industry.

What  risks are  associated  with an  investment  in the Fund?

The value of the Fund's investments will be affected by conditions in the real estate industry. Real estate is a cyclical industry that is sensitive to interest rates, economic conditions, property tax rates and other factors. The price of shares of the Fund will fluctuate as the daily price of the equity securities and debt instruments in which the Fund invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. An investment in the Fund may be suitable for long-term investors who may wish to consider investing a portion of their overall equity portfolio in a real estate mutual fund. By itself, the Fund does not constitute a balanced investment plan. See "Risk Considerations."

Does the Fund pay dividends?

The Fund intends to make distributions quarterly in March, June, September and December. These distributions may include ordinary income and capital gains
(each of which is taxable) and a return of capital (which is generally non-taxable). All dividends and distributions are paid in additional shares (without sales charge) unless payment in cash is requested. See "Dividends, Distributions and Taxes."

How do I make an investment in the Fund?


Shares of the Fund may be purchased through broker-dealers or directly through SSH Securities, Inc., the Fund's principal distributor. The minimum initial investment for each class of shares is $1,000 and subsequent investments can be made for as little as $50 for each class of shares. See "How to Purchase Shares."

What are the  "Alternative  Purchase  Arrangements"?

Investors may choose to purchase Class A Shares or Class B Shares of the Fund, each representing an interest in the same portfolio of investments of the Fund. Each class is subject to different expenses and sales charge structures and has distinct advantages and disadvantages for different investors.

Class A Shares are offered at net asset value plus any applicable sales charge (maximum is 5.25% of public offering price) and subject to annual 12b-1 Plan expenses of up to 0.30% of the Fund's average daily net assets attributable to such shares.

Class B Shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge ("CDSC") of 5.75% on redemptions made within the first year after purchase and declining thereafter to 0.00% after the seventh year of purchase. Class B Shares are subject to a combined annual 12b-1 Plan expense and service fee of up to 1.00% of the Fund's average daily net assets attributable to such shares. See "Distribution Plans."


For detailed information about purchasing shares of the Fund, see "Alternative Purchase Arrangements." In addition, the Fund offers several time and money saving services to investors. Be sure to ask about the Automatic Investment Plan, Retirement Plans and the Systematic
Withdrawal Plan.

How do I sell my shares?


Shares of the Fund may be redeemed at the current net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, less any applicable CDSC fees. Signature guarantees may be required for certain redemption requests. See "How to Redeem Shares."

                               EXPENSE INFORMATION

Shareholder Transaction Expenses are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs and estimated annual expenses for an investment in the Fund.

                                                    Class A          Class B

Maximum sales charge imposed on purchases
(as a percentage of offering price)   . . . . . . . 5.25%(1)          None

Maximum sales charge imposed on reinvested
dividends (as a percentage of offering price). . .  None              None


Maximum  contingent  deferred  sales  charge
(as a  percentage  of the lesser of original
purchase price or redemption proceeds) . . . . .    1.00%(2)         5.75%(3)


Redemption Fees (as a percentage of amount
redeemed)(4). . . . . . . . . . . . . . . . . . . . None              None


(1) Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See "How to Purchase Shares - Sales Charge."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain redemptions of $1 million or more made within one year of the date of purchase. See "Alternative Purchase Arrangements."


(3) A CDSC is imposed on Class B Shares purchased at the following declining rates for redemptions made within the first year - 5.75%; second year - 5.0%; third year - 4.0%; fourth year - 3.0%; fifth year - 2.0%; sixth year - 2.0%; seventh year- 1.0% and eighth year and thereafter - none.

(4) The Fund's  transfer agent charges  $15.00 per  redemption  for  redemptions
remitted  by  wire.   Purchases  and   redemptions  may  also  be  made  through
broker-dealers and others who may charge a fee for their services.



Annual Fund Operating Expenses:
(as a percentage of average daily net assets)           Class A     Class B

 Management fees(1) . . . . . . . . . . . . . . . .     0.97%        0.97%
 12b-1 fees(2). . . . . . . . . . . . . . . . . . .     0.30%        1.00%
 Other Expenses (1). . . . . . . . . . . . . . . .      0.70%        0.70%
                                                        -----        -----

 Total Fund operating expenses (after fee waivers)(1)   1.97%        2.67%
                                                        =====        =====


(1) The above table reflects Spirit Management's voluntary undertaking to waive all or a portion of its fees and to reimburse certain expenses so that the total operating expenses of Class A Shares and Class B Shares for the first year of operations will not exceed 1.97% and 2.67%, respectively, of the average daily net assets of each Class. Spirit Management reserves the right to terminate this waiver or any reimbursement at any time, in its sole discretion. Any reductions in Spirit Management's fee are subject to reimbursement by the Fund within the following three years, to the extent such reimbursement would not cause total operating expenses to exceed 1.97% and 2.67%, respectively. Absent such waivers, total operating expenses for Class A Shares and Class B Shares are estimated to be 2.22% and 2.92%, respectively, of the respective average daily net assets of each Class. In subsequent years, overall expenses for the Fund may not fall below the percentage limitations until the Adviser has been fully reimbursed for fees foregone or expenses it paid under the Advisory Agreement. "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. Spirit Management has not previously provided investment advisory services to registered investment companies.

(2) Class A Shares are subject to annual 12b-1 Plan fees of up to 0.30% of the average daily net assets attributable to such class of shares. Class B Shares are subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution Plans."


Example
Based on the level of expenses listed above, an investor would pay the following expenses on a $1,000 investment assuming (i) imposition of the maximum sales charge, (ii) 5% annual return and (iii) redemption at the end of each time period:

                                   Class A           Class B
          1 year                    $ 71              $ 86
          3 years                   $111              $126


An investor would pay the following expenses on the same $1,000 investment (with the imposition of the maximum sales charge) assuming no redemption at the end of each time period:

                                  Class A           Class B
         1 year                     $71               $ 27
         3 years                    $111              $ 83



THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.


Long-term shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").
See "Distribution Plans."

                             DESCRIPTION OF THE FUND

The Fund is a diversified investment company. The Fund's investment objective is fundamental and cannot be changed without a shareholder vote. Except as noted, the Fund's investment policies are not fundamental and can be changed without a shareholder vote. The Fund will not change these policies without notifying its shareholders. There is no guarantee that the Fund will achieve its investment objective.


                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek growth of capital and current income by investing in equity securities of companies in the real estate industry. To a lesser extent the Fund will invest in mortgage-backed securities and taxable debt obligations of municipalities or their affiliates.


                               INVESTMENT POLICIES

Under normal circumstances, at least 60% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. For purposes of the Fund's investments, a "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock and debt securities convertible into common stock ("Real Estate Equity Securities").

The Fund may invest up to 40% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"); (b) taxable investment grade securities issued by or on behalf of states and municipal governments, other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("taxable municipal obligations"); and (c) short-term investments. These instruments are described below. See "Risk Considerations" for a description of the risks associated with the Fund's transactions in REMICs, CMOs, other types of mortgage-backed securities and taxable municipal obligations.

The Fund may purchase or sell debt securities on a forward commitment basis or enter into standby commitment agreements and engage in portfolio management techniques such as selling short. See "Investment Practices."

As to any investment in Real Estate Equity Securities, Spirit Management's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Spirit Management believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Spirit Management, their market price does not adequately reflect this potential. In making this determination, Spirit Management will take into account fundamental trends in underlying property markets as determined by site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Spirit Management may determine from time to time to be relevant.

For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, repurchase agreements and short-term debt securities, including notes and bonds (rated A-1, AA or better by Standard & Poors Ratings Group ("S&P") or rated Prime-1, Aa or better by Moody's Investors Service, Inc. ("Moody's"). The Fund will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that Spirit Management believes there are extraordinary risks in being invested primarily in Real Estate Securities. For a description of the types of securities in which the Fund may invest while in a temporary defensive position, please see the Statement of Additional Information.


                              INVESTMENT PRACTICES

REAL ESTATE INVESTMENT TRUSTS

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

MORTGAGE-BACKED SECURITIES

The Fund may invest in Mortgage-Backed Securities including mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBs"), and other types of Mortgage-Backed Securities that may be available in the future.

Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase irregulars and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

The Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

TAXABLE MUNICIPAL OBLIGATIONS

The Fund will invest in taxable municipal securities. These instruments generally include debt obligations issued by municipalities and local agencies within the United States to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding outstanding obligations, obtaining funds for community improvement projects and lending such funds to other public institutions and facilities. In addition, certain types of taxable industrial development bonds are issued by or on behalf of public authorities to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obligations, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits or the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-tree municipal securities, the interest on taxable municipal securities generally will be included in gross income for federal income tax purposes and may be subject to income taxes imposed by any state or political subdivision. It is the Fund's current investment strategy to limit its investments in taxable municipal securities to less than 25% of the Fund's net assets.

The Fund will only invest in taxable municipal obligations which on the date of investment are within the four highest credit ratings of Moody's (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, Aa or better for commercial paper) or S&P (AAA, AA, A, BBB for bonds; SP-1, SP-2 for notes; A-1, AA or better for commercial paper) or are comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by Spirit Management to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics.

SHORT SALES

The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities which Spirit Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 15% of the value of the Fund's net assets.

SHORT-TERM INVESTMENTS

The short-term investments in which the Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

RATINGS ON DEBT SECURITIES

In addition to the permissible limits on short-term investments with reference to ratings noted above, the Fund may invest in investment grade debt securities (BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, are of equivalent credit quality as determined by Spirit Management). Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by Spirit Management to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

OTHER INVESTMENTS AND LIMITATIONS

While the Fund has no current intention of engaging in any of the following investment practices, it may in the future determine to do so to the extent indicated: (i) invest up to 15% of its net assets in rights or warrants;
(ii) invest up to 15% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (iii) enter into repurchase agreements of up to seven days' duration; (iv) enter into forward commitment transactions as long as the Fund's aggregate commitments under such transactions are not more than 15% of the Fund's total assets; (v) enter into standby commitment agreements; and (vi) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities will generally include direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is not a readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers) and repurchase agreements not terminable within seven days. Securities that may be resold without registration pursuant to Rule 144A may be treated as liquid for these purposes, subject to the supervision and oversight of the Board of Directors. These securities may include securities issued by certain REITs that are not publicly traded.

REPURCHASE AGREEMENTS

A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon date, normally not more than seven days from the date of purchase. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. Spirit Management monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

GENERAL

The successful use of the foregoing investment practices draws upon Spirit Management's skills and experience with respect to such instruments and usually depends on its ability to forecast price movements correctly. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used.

FUTURE DEVELOPMENTS

The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

PORTFOLIO TURNOVER

Spirit Management anticipates that the Fund's annual rate of turnover will not exceed 100%. A 100% annual turnover rate would occur if all of the securities in the Fund's portfolio are replaced once in a period of one year. A higher rate of portfolio turnover (100% or more) involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Investment Policies and Techniques" in the Fund's Statement of Additional Information.



                               RISK CONSIDERATIONS
GENERAL

Investments in common stocks and other equity securities of real estate investment trusts and other real estate industry companies and the use by the Fund of various investment techniques involve risks different from, and, in certain cases, greater than the risks presented by equity securities generally. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent the Fund invests in taxable municipal debt obligations, the credit quality of these instruments will depend upon the financial strength of the issuing municipality or other public body. These risks and certain others are discussed in this Prospectus. An investment in the Fund is suitable for moderately aggressive, long-term investors who may wish to consider investing a portion of their overall equity portfolio in a real estate mutual fund.

REAL ESTATE INDUSTRY

Although the Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does have a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds;
overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

MORTGAGE-BACKED SECURITIES

Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterpart to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Fund may invest, differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of locking in interest rates.

SHORT SALE

A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

TAXABLE MUNICIPAL OBLIGATIONS

The principal risk factors associated with ownership by the Fund of taxable municipal obligations would be the risk of fluctuations in interest rates whereby an increase in interest rates causes a decline in the value of the debt obligation and the risk of default among one or more issuers of taxable municipal obligations which are held by the Fund. Another risk of the Fund investing in taxable municipal obligations would be the inability to readily find a buyer at or near the market price should the Fund need to quickly dispose of one or more of its positions in taxable municipal obligations.

SECURITIES RATINGS

The ratings of securities by S&P, Moody's, and other ratings services are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

ABSENCE OF OPERATING HISTORY

While principals of Spirit Management have experience in the purchase and sale of the type of investments permitted by the Fund, neither Spirit Management nor its principals have previously served as an adviser to a mutual fund and do not have other advisory clients.

                   CERTAIN FUNDAMENTAL INVESTMENT LIMITATIONS

In addition to its fundamental investment objective, the Fund has adopted the following fundamental investment limitations, which may not be changed without the approval of its shareholders. Additional investment policies and limitations are set forth in the Statement of Additional Information.

The Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 15% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities; or (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.


                             HOW TO PURCHASE SHARES

General


You can purchase shares of the Fund through broker-dealers or directly through SSH Securities, Inc. (the "Distributor"), the Fund's principal distributor. Class A Shares are sold at the net asset value next determined after receipt by the Fund's transfer agent, FPS Services, Inc. (the "Transfer Agent"), plus an initial maximum sales charge of up to 5.25% of the offering price (5.54% of the net amount invested) reduced on investments of $100,000 or more. Class B Shares are sold without a sales charge at the current net asset value, but a CDSC may be imposed at the time of redemption. The minimum initial investment for Class A Shares and Class B Shares is $1,000. See "Alternative Purchase Arrangements."


Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates will be issued in connection with the purchase of Fund shares. See "Sales Charge."

Purchase orders for shares of the Fund that are received by the Transfer Agent in proper form by the close of the New York Stock

Exchange ("NYSE")(currently 4:00 p.m. Eastern time), on any day that the NYSE is open for trading, will be purchased at the Fund's next determined net asset value (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern time will be purchased at the net asset value (plus any applicable sales charge) determined on the following business day.

The Fund and the Transfer Agent each reserves the right to reject any purchase order in whole or in part. The Fund reserves the right to suspend the offering of shares of the Fund. The Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Fund will not accept as payment for purchase order a check which has been endorsed by a third party.


When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the Internal Revenue Service ("IRS"). If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.



Purchases by Mail

Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to the "Spirit of America Investment Fund, Inc." The check or money order and application should be mailed to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. If this is an initial purchase, please send a minimum of $1,000 (including IRA and SEP accounts).

Purchases by Wire

Before making an initial investment by wire, an investor must first telephone the Transfer Agent at (800) 452-4892 or (610) 239-4600 in order to be assigned an account number. The investor's name, account number, taxpayer identification number or social security number and address must be specified in the wire. In addition, an account application should be promptly forwarded to: FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

Shareholders having an account with a commercial bank that is a member firm of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank K.C. N.A., ABA
#10-10-00695/Attention: FPS Services, Inc., A/C 98-7037-071-9/FPS "Spirit of America Investment Fund, Inc.", along with the shareholder's name and account number as specified on the shareholder's account registration.

Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The shareholder's bank may impose a fee for investments by wire. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Shareholders may be subject to 31% withholding if original application is not received.

Purchases through Broker-Dealers

The Fund may accept telephone orders only from broker-dealers or service organizations that have been previously approved by the Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Brokers, financial institutions, service organizations, banks and bank trust departments through which an investor purchases shares of the Fund, may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Minimums of broker/dealers or accounts opened through a fund network may apply.

For any order to be confirmed at the current day's offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. Eastern time on the same day. For any dealer order to be confirmed at the current day's offering price, it not only must be received by the dealer prior to 4:00 p.m. Eastern time on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. Eastern time on that day. It is the responsibility of that dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. Eastern time are confirmed at the offering price on the following business day.

Purchases by Telephone

The Fund only accepts telephone purchases from brokers, financial institutions or service organizations. Individuals are not able to make purchases by telephone.

Subsequent Investments


Once an account has been opened, subsequent purchases may be made by mail, bank wire, automatic investing or direct deposit. The minimum for subsequent investments for each class of Shares is $50 for all accounts.


When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to "Spirit of America Investment Fund, Inc." and mailed to FPS Services, Inc., c/o United Missouri Bank KC, N.A., P.O. Box 412797, Kansas City, Missouri 64141-2797. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order.

All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned. Investors who purchase Fund shares by check or money order may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date.

                   ALTERNATIVE PURCHASE ARRANGEMENTS

The Alternative Purchase Arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares. The primary difference between the Classes lies in their sales charge structures and ongoing expenses. Class A and Class B Shares represent interests in the same portfolio of investments of the Fund.

Class A Shares

An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. The maximum sales charge is 5.25% of the offering price (5.54% of the net amount invested) and is reduced on investments of $100,000 or more. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges.

Class B Shares

An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a Contingent Deferred Sales Charge ("CDSC") if they are redeemed within seven years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee of 0.30% for Class A Shares will apply. See "Automatic Conversion of Class B Shares."

Factors to  Consider  in  Choosing a Class of Shares

The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge or purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within seven years of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money.

For the distribution and related services provided to, and the expenses borne on behalf of the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares, from the proceeds of the 12b-1 Plan fees and the CDSC (if applicable) incurred upon redemption.

Purchasing Class A Shares

The applicable sales charge a shareholder of Class A Shares pays depends on the dollar amount invested, as shown in the table below.

The sales charge is a variable percentage of the offering price depending upon the amount of the sale.

                            Total Sales Charge
                              as a Percentage of          Amount Paid to
                           -----------------------         Dealer as a
                            Offering       Net Amount     Percentage of
                             Price          Invested      Offering Price
                             -----          --------      --------------

Under $100,000               5.25%            5.54%            5.00%

$100,000 but less
than $250,000                4.50%            4.71%            4.25%

$250,000 but less
than $500,000                3.75%            3.90%            3.50%

$500,000 but
less than
$1,000,000                   3.00%            3.09%            2.75%

$1,000,000
or more*                        0%               0%               0%



* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

The Distributor will pay the dealer concession to those selected dealers who have entered into an agreement with the Distributor. The dealer's concession may be changed from time to time. The Distributor may from time to time offer incentive compensation to dealers which sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. On some occasions, such cash or incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales load may be considered an "underwriter" under the Securities
Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any. No sales charge will be assessed on the reinvestment of dividends or distributions.

Reduced Sales Charges


The sales charge for purchases of Class A Shares may be reduced through Rights of Accumulation or Letter of Intent. To qualify for a reduced sales charge, an investor must so notify his or her distributor at the time of each purchase of shares which qualifies for the reduction.


Rights of Accumulation


For investors who already have an account with the Fund in Class A shares, reduced sales charges based upon the sale charge schedule for Class A Shares are applicable to subsequent purchases. The sales charge on each additional purchase is determined by adding the current market value of the shares the investor currently owns to the amount being invested. The reduced sales charge is applicable only to current purchases. It is the investor's responsibility to notify the Transfer Agent at the time of subsequent purchases that the account is eligible for the Right of Accumulation. The investor must also give the account numbers of his accounts, and those accounts held in the name of his spouse or for minor children, the age of such children and the specific relationship of each such person to the investor.


Letter of Intent


An investor of Class A Shares may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of the Letter of Intent, the Transfer Agent will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, a shareholder's escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the shareholder would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. It is the shareholder's responsibility to notify the Transfer Agent at the time the Letter of Intent is submitted that there are prior purchases that may apply.


The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts of their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 and 457 of the Code including related plans of the same employer.

Sales at Net Asset Value


The Fund may sell Class A Shares at net asset value (i.e., without any initial sales charge) to certain categories of investors, including: (i) investment advisory clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Distributor, and their affiliates; and certain employee benefit plans for employees of the Adviser and the Distributor; (iv) persons who establish to the Distributor's satisfaction that they are investing, within such time period as may be designated by the Distributor, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Distributor;(v) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Distributor; and (vi)investors who redeem shares of the Fund and then decide to reinvest their redemption proceeds in additional shares of the Fund within 30 days.





Purchasing Class B Shares

Class B Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on certain redemptions of Class B Shares redeemed within seven years after purchase. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the Class B Shares being redeemed. Accordingly, no CDSC will be imposed on amounts representing increases in net asset value above the initial purchase price of the shares identified for redemption. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares held for more than seven years. In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to a CDSC, second, shares held for more than seven years, but before the eighth year anniversary or shares acquired pursuant to reinvestment of dividends or distributions, and third, shares held longest during this eight-year period. This will result in your paying the lowest possible CDSC.

The amount of any applicable CDSC will be calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below.

    Redemption Within                    Percentage
    -----------------                    ----------

     First Year                           5.75%
     Second Year                          5.0%
     Third Year                           4.0%
     Fourth Year                          3.0%
     Fifth Year                           2.0%
     Sixth Year                           2.0%
     Seventh Year                         1.0%
     Eighth Year                          0.0%

CDSC Waivers

The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Code) of all registered owners occurring after the purchase of the shares being redeemed, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) in connection with returns of excess contributions to an IRA or other retirement plan, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described under "How to Redeem Shares."

Automatic Conversion of Class B Shares

Class B Shares held for eight years after purchase will be automatically converted into Class A Shares on the eighth year anniversary after purchase. The Fund will effect conversions of Class B Shares into Class A Shares only four times in any calendar year, on the fifteenth business day of the months of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the date after a Conversion Date, that shareholder will have to hold Class B Shares for as long as an additional three months after the eighth anniversary after purchase before the shares will automatically convert into Class A Shares.

Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.


All such automatic conversions of Class B Shares will constitute a tax-free exchange for federal income tax purposes.


                              How to Redeem Shares


Shareholders may redeem their shares of the Fund on any business day that the NYSE is open for business. Redemptions will be effective at the net asset value (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.


Redemption by Mail

Shareholders may redeem their shares by submitting a written request for redemption to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

A written redemption request to the Transfer Agent must be in good order, which means that it must: (i) identify the shareholder's account name and account number; (ii) state the number of shares or dollar amount to be redeemed, and
(iii) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $10,000 or where proceeds are to be mailed to an address other than the address of record. A guarantee may be obtained from any commercial bank, credit union, member firm of a national securities exchange, registered securities association, clearing agency or savings and loan association. A credit union must be authorized to issue signature guarantees.
Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. Notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800)452-4892.

Redemption by Telephone

Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by calling the Transfer Agent at
(800)452-4892 or (610) 239-4600 during normal business hours. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request with a signature guarantee must be sent to the Transfer Agent.

The Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures for redemption by mail.

Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Fund and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Fund or the Transfer Agent fails to use reasonable procedures to verify the genuineness of telephone instructions, the Fund may be liable for losses due to fraudulent or unauthorized instructions. The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall only be sent to the shareholder's address of record or wired to the shareholder's bank account on file with the Transfer Agent.

General Redemption Information

When a request for redemption is made shortly after the purchase of shares, you will not receive the redemption proceeds until the check(s) received for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the net asset value next determined after receipt of the redemption request in good order. The Fund will mail the redemption proceeds as soon as the purchase check clears, which may take up to 15 calendar days or more. You may avoid such delays by purchasing shares by federal funds wire.

Redemption proceeds may be wired directly to any bank previously designated by an investor on his or her new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. It should also be noted that banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations.

The Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Directors, result in the need for the Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund. Pursuant to the Fund's Articles of Incorporation, however, payment for shares redeemed may also be made in-kind, or partly in cash and partly in-kind.

The Fund has elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described below. See "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays,
(2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Minimum Balances


Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to involuntarily redeem shares in any account at its then current net asset value if at any time the total investment does not have a value of at least $500 as result of shareholder redemptions, but not market fluctuations. A shareholder will be notified that the value of his or her account is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.



                                SPECIAL SERVICES

Automatic Investment Plan

Once an account has been opened, a shareholder can make additional purchases of shares of the Fund through an automatic investment plan. The automatic investment plan provides a convenient method by which investors may have monies deducted directly from their bank account for investment in the Fund. An investor may authorize the automatic withdrawal of funds from his or her bank account by opening an account with a minimum of $1,000 and completing the automatic investment plan section of the New Account Application enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $50. The Fund may alter, modify or terminate this plan at any time.

Systematic Cash Withdrawal Plan


The Fund offers a Systematic Cash Withdrawal Plan as another option which may be utilized by an investor who wishes to withdraw funds from his or her account on a regular basis. To participate in this option, an investor must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. The Systematic Withdrawal Plan is not available with respect to Class B Shares. For information about starting a systematic cash withdrawal plan, call the Transfer Agent at (800)452-4892 or
(610)239-4600.


Retirement Plans

The Fund is available for investment by pension and profit sharing plans including Individual Retirement Accounts, SEP, Keogh, 401(k) and 403(b)(7) plans through which an investor may purchase Fund shares. For details concerning any of these retirement plans, please call the Transfer Agent at (800)452-4892 or
(610) 239-4700.

                                 Net Asset Value

The offering price and net asset value per share of each Class of the Fund are calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern Time. Currently, the NYSE is closed on the following holidays or days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


The methodology and procedures for determining net asset value are identical for each Class, but due to the specific distribution expenses and other costs allocable to each Class, the net asset value of each Class will vary. Class A Shares are purchased at the offering price per share, while Class B Shares are purchased at the net asset value per share.

The net asset value per share for each Class of Shares is computed by adding, with respect to each Class of Shares, the value of the Fund's investments, cash and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding. Expenses are accrued daily and applied when determining the net asset value. The Fund's equity securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by, or under direction of, the Board of Directors. Market quotations are generally the last reported sales price on the principal exchange on which the security trades, or if no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Directors.


Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact on fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors.


                             MANAGEMENT OF THE FUND

Board of Directors

The Fund is managed by its Board of Directors and all powers and authorities are exercised by or under the direction of the Board of Directors.


Investment Adviser

Subject to the policies of, review by, and overall control of the Board of Directors of the Fund, Spirit of America Management Corp. ("Spirit Management"), 477 Jericho Turnpike, Syosset, New York 11791, has been retained to act as the Fund's manager and investment adviser pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Spirit Management was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Spirit Management is engaged in the business of managing the investments of the Fund. Mr. David Lerner is the sole shareholder, director and controlling person of Spirit Management.

Spirit Management supervises the management of the Fund including, among other things, reporting to the Directors regarding economic and statistical information as requested by the Directors. Spirit Management invests the Fund's assets, manages the Fund's business affairs and supervises the Fund's day-to-day operations. Spirit Management provides the Fund with advice on buying and selling securities in accordance with the Fund's investment policies and limitations. Spirit Management also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to Spirit Management's responsibilities under the Advisory Agreement.

Under the Advisory Agreement, the Fund pays Spirit Management a fee at the annual rate of 0.97% of the Fund's average daily net assets. The fee is higher than the management fees paid by most U.S. registered investment companies, although Spirit Management believes that the fee is generally comparable to the management fees paid by other open-end registered investment companies that invest in securities similar to the Fund. The fee is accrued daily and paid monthly.

From time to time, Spirit Management may voluntarily waive all or a portion of its management fee and/or reimburse the Fund for certain expenses without further notification of the commencement or termination of such waiver or reimbursement. Any such waiver or absorption will have the effect of lowering the overall expense ratio of the Fund and increasing the Fund's overall return to investors at the time any such amounts are waiver and/or absorbed. Spirit Management has voluntarily agreed to waive all or a portion of its fee, and/or to reimburse expenses of the Fund to the extent necessary in order to limit net operating expenses for the first year of operations to an annual rate of not more than 1.97% of the Fund's average daily net assets. Any amounts waived or reimbursed by Spirit Management are subject to reimbursement by the Fund within the following three years, provided that the Fund is able to effect such reimbursement and remain in compliance with the stated expense limitation.

The person primarily responsible for the day-to-day management of the Fund's portfolio since inception is Ronald W. Weiss. Mr. Weiss has been associated with Spirit Management since its inception when it was formed for the purpose of advising the Fund with respect to its investments. Mr. Weiss has spent over twenty years in the real estate finance and investment banking industry, which includes debt and equity financing, real estate investment trusts, asset management, new investment product development and venture capital transactions for financial services firms. Most recently, Mr. Weiss was Senior Vice President of Gilford Securities, Inc., New York, NY from April, 1996 to May, 1997. Mr. Weiss was Senior Real Estate Investment Trust Analyst and Vice President of First Albany Corporation, New York, NY from 1994 through April of 1996. Prior to that, Mr. Weiss was Managing Director and Real Estate General Counsel for Primerica Corporation, New York, NY from 1991 to 1994. From 1972 through 1990 he served as founder, Chairman and CEO of Shearson Lehman Real Estate Corporation, Executive Vice President of Shearson Lehman Brothers, Inc., and an officer and director of thirty-five Shearson subsidiary companies.

EXPENSES OF THE FUND


Expenses attributable to the Fund, but not a particular Class, will be allocated to each Class on the basis of relative net assets. In addition to the payments to Spirit Management under the Advisory Agreement described above, the Fund pays certain other costs, including, but not limited to: (i) custody, transfer agent and administrator expenses, (ii) fees of the Directors who are not affiliated with Spirit Management, (iii) legal and auditing expenses,

(iv) clerical, accounting and other office costs, (v) costs of printing the Fund's prospectuses and shareholder reports, (vi) costs of maintaining the Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions,
(viii) costs of stationery and supplies, (ix) expenses and fees related to registration and filing with the U.S. Securities and Exchange Commission ("SEC" or "Commission") and with state regulatory authorities, and (x) such promotional, shareholder servicing and other expenses as may be contemplated by the Distribution Plans pursuant to Rule 12b-1, described below.


Class-specific expenses relating to the distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareholder approval of such plan or any amendment thereto), will be borne solely by shareholders of such class or classes.


DISTRIBUTION PLANS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. The Fund has adopted two plans of distribution ("Class A Plan" and "Class B Plan") pursuant to Rule 12b-1. Each Plan permits the Fund to pay SSH Securities, Inc.("SSH" or the "Distributor") from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares and providing personal services and/or maintaining shareholder accounts ("service fees"). The Plans provide that SSH may use its own resources to finance the distribution of the Fund's shares.

These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. The 12b-1 plan expenses relating to the Class B Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sales of such shares.

Under the Class A Plan, the fees paid by the Fund from the assets of the Class A Shares to the Distributor and others may not exceed 0.30% of the Class A Shares' average daily net assets in any year. Amounts payable to the Distributor with respect to Class A Shares under the Class A Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, there is no carryover of such reimbursement obligations to succeeding years.

Under the Class B Plan, the fees paid by the Fund from the assets of the Class B Shares to the Distributor and others may not exceed 1.00% (of which up to 0.25% may be service fees to be paid by the Fund to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of the Class B Shares' average daily net assets in any year. The Class B Plan is designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the distributor to compensate authorized dealers with respect to such shares. In this regard, the purpose and function of the combined CDSC and distribution fee is to provide for the financing of the distribution of Class B shares. The Distributor will not use the proceeds from the CDSC applicable to Class B Shares to defray distribution-related expenses attributable to Class A Shares.

The Plans provide that the Distributor will use the distribution fees received from the Fund in their entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. Distribution fees received from the Fund will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor. The Plans also provide that the Distributor may use its own resources to finance the distribution of the Fund's shares.


The Plans are characterized as compensation plans because the distribution and service fees will be paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. All expenses of distribution and marketing in excess of the maximum amounts permitted by the Class A Plan and Class B Plan per annum will be borne by SSH and any amounts paid for the above services will be paid pursuant to a servicing or other agreement.


Distribution expenses accrued by SSH in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. The Fund intends to operate the Plans in accordance with their terms and within the rules of the NASD concerning sales charges.

The fees paid to the Distributor under the Plans are subject to review and approval by the Fund's independent Directors who have the authority to reduce the fees or terminate the Plans at any time. All payments to the Plans shall be made for the purpose of selling shares issued by the Fund or servicing shareholder accounts. The distribution fee of one class will not be used to subsidize the sale of the other class of shares.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends are declared in March, June, September and December. Capital gains, if any, will normally be distributed in December but may be made more frequently as deemed advisable by the Board of Directors. All such dividends and distributions are taxable to the shareholder whether or not reinvested in shares. The Fund will distribute the return of capital it receives from the REITs in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders is a return of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.


Dividends paid by the Fund with respect to its Class A Shares and Class B Shares are calculated in the same manner and at the same time. Both Class A Shares and Class B Shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends of Class B Shares will differ from the per share dividends of Class A Shares as a result of additional distribution expenses applicable to Class B Shares.


Each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Fund. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value, and the dividend option may be changed from cash to reinvest.

U.S. FEDERAL INCOME TAXES

The Fund intends to qualify each year as a "regulated investment company" under the Code so it will not pay federal taxes on either income or capital gains distributed to shareholders, although there can be no assurance that they will so qualify. Dividends representing net investment income and distributions of net short-term capital gains are taxable as ordinary income.

The excess of net capital gains over the net capital losses realized and distributed by the Fund to its shareholders as capital gains distributions is expected to be taxable to the shareholders as mid-term or long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Capital gains distributions are not eligible for the dividends-received deduction referred to above.

Distributions received by a shareholder may include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.


A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year.


Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

The Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or if the shareholder is otherwise subject to backup withholding.

Shareholders will be advised annually as to the federal tax status of income dividends and capital gain and return of capital distributions made by the Fund for the preceding year. Distributions by the Fund may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding their own tax situation.

                             PERFORMANCE INFORMATION


Performance information such as total return for the Fund may be quoted in advertisements or in communications to shareholders. Such performance information, which is calculated separately for Class A Shares and Class B Shares, may be useful in reviewing the performance of each Class and for providing a basis for comparison with other investment alternatives. However, because the net investment return of each Class of the Fund changes in response to fluctuations in market conditions, interest rates and Fund expenses, any given performance quotation should not be considered representative of the performance of each Class for any future period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


The Fund's total return is the change in value of an investment in the Fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual return reflects the average percentage change per year in the value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period. Please refer to the Statement of Additional Information for more information on performance.


From time to time, the Fund advertises its total return. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the SEC. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income, dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charges were used. The Fund's advertisements may quote performance rankings or ratings of the Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare the Fund's performance to various indices.

The performance of Class A Shares and Class B Shares will differ because of the front-end sales charge (when applicable) for Class A Shares and the contingent deferred sales charge (when applicable) and higher 12b-1 distribution expenses for Class B Shares.


                               GENERAL INFORMATION

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the NASD and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Spirit of America Investment Fund, Inc. is a Maryland corporation organized on May 15, 1997. The authorized capital stock of the Fund is one billion (1,000,000,000) shares, par value of $0.001 per share.

Under Maryland Law, the Fund's Board of Directors may increase the number of authorized shares without approval of the shareholders. Currently, there are two classes of shares issued by the Fund.


Each issued and outstanding share of common stock is entitled to one vote on matters submitted to a vote of shareholders. Only shareholders of a particular Class may vote on matters related to the Rule 12b-1 Plan associated with that Class. A shareholder in the Fund will be entitled to his or her share pro rata with other holders of the same class of shares of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Board of Directors may establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in its Statement of Additional Information.



SHAREHOLDER MEETINGS

Under Maryland law, the Fund is not required, and does not intend to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's outstanding shares may request that a special meeting be called to consider the removal of any directors. The Fund will assist in the communication with other shareholders.


THE ADMINISTRATOR

The Fund has retained FPS Services, Inc. ("FPS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, to provide administrative services to the Fund. Such services relate to administration, operations and compliance. For such services, the Fund has agreed to pay FPS a fee, at the annual rate of 0.15% of the first $50 million of total average net assets, 0.10% of the next $50 million of total average net assets and 0.05% of total net assets in excess of $100 million, subject to a minimum annual fee of $67,000.


TRANSFER AGENT AND FUND ACCOUNTANT

FPS also serves as the Fund's transfer agent and maintains the records of each shareholder's account, answers shareholder inquiries, processes purchases and redemptions and acts as dividend disbursing agent. FPS also performs certain accounting and pricing services for the Fund, including the daily calculation of the Fund's net asset value per share. The Fund intends to be fully year 2000 compliant by December, 1999.


CUSTODIAN

The Bank of New York serves as custodian for the safekeeping of securities, cash and other assets of the Fund.


PRINCIPAL DISTRIBUTOR

SSH Securities, Inc., located at 477 Jericho Turnpike, Syosset, New York 11791, is the principal distributor of shares of the Fund.


SHAREHOLDER REPORTS AND INQUIRIES

The Fund issues unaudited financial information semiannually and audited financial statements annually. Shareholder inquiries should be addressed to the Fund c/o FPS Services, Inc., 3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903. Purchase and redemption transactions should be made through FPS Services, Inc. by calling (800)452-4892.

                              [OUTSIDE BACK COVER]



                               INVESTMENT ADVISER
                       Spirit of America Management, Inc.
                              477 Jericho Turnpike
                                Syosset, NY 11791
                                 (516) 390-5575

                                   DISTRIBUTOR
                              SSH Securities, Inc.
                              477 Jericho Turnpike
                                Syosset, NY 11791
                                 (516) 390-5565

                              SHAREHOLDER SERVICES
                               FPS Services, Inc.
                       3200 Horizon Drive, P. O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (800) 452-4892
                                 (610) 239-4600


                                    CUSTODIAN
                              The Bank of New York
                                 48 Wall Street
                            New York, New York 10286


                                  LEGAL COUNSEL
                          Ruthann G. Niosi, Esq., P.C.
                               91 East End Avenue
                            New York, New York 10028


                                    AUDITORS
                               Tait Weller & Baker
                           Two Penn Center, Suite 700
                           Philadelphia, PA 19102-1707

                     SPIRIT OF AMERICA INVESTMENT FUND, INC.

                              477 Jericho Turnpike
                             Syosset, New York 11791
                                  (516)390-5555


                       STATEMENT OF ADDITIONAL INFORMATION
                                     , 1998

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Spirit of America Investment Fund, Inc. (the "Fund") dated , 1998. No investment in shares should be made without first reading the Prospectus. This Statement of Additional Information is intended to provide additional information regarding activities and operations of the Fund, and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained without charge by contacting SSH Securities, Inc. 447 Jericho Turnpike, Syosset, New York 11791, or calling (516)390-5565


                      TABLE OF CONTENTS

                                                    Page


Investment Policies and Techniques . . . . . . . . . . .
Investment Restrictions. . . . . . . . . . . . . . . . .
Management of the Fund . . . . . . . . . . . . . . . . .
Control Persons and Principal Holders of Securities. . .
Expenses of the Fund . . . . . . . . . . . . . . . . . .
Shareholder Services . . . . . . . . . . . . . . . . . .
Retirement Plans . . . . . . . . . . . . . . . . . . . .
Net Asset Value. . . . . . . . . . . . . . . . . . . . .
Dividends, Distributions and Taxes . . . . . . . . . . .
Brokerage and Portfolio Transactions . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . .
General Information. . . . . . . . . . . . . . . . . . .
Financial Statements....................................

                       INVESTMENT POLICIES AND TECHNIQUES

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Fund. You should read it together with the sections in the Prospectus entitled "Investment Objective", "Investment Policies" and
"Investment Practices."

The investment practices described below are not fundamental and may be changed by the Board of Directors without the approval of the shareholders of the Fund. Shareholders will, however, be given contemporaneous written notification of any changes in the investment policies. As a fundamental policy, the Fund, under normal circumstances intends to invest at least 60% of its total assets in equity securities of REITs and other Real Estate industry companies.

Convertible Securities
Although the Fund has no current intention of purchasing convertible securities, the Fund may invest up to 15% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as nonconvertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions Although the Fund may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed delivery basis, the Fund does not have the current intention of doing so in the foreseeable future. The Fund will normally realize a capital gain or loss in connection with these transactions.

No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 15% of the then current value of the Fund's total assets. The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.


Standby Commitment Agreements

Although the Fund has no current intention of entering into standby commitments, the Fund may purchase a security subject to a standby commitment agreement. The related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.


Short Sales

To secure the Fund's obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short.

Repurchase Agreements

The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or Primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.


Illiquid Securities

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor. from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable U.S. Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.


Rights and Warrants

The Fund has no current intention to invest in rights and warrants, although the Fund may invest up to 15% of its net assets in rights or warrants only if the underlying equity securities are themselves deemed appropriate by Spirit Management for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Portfolio Turnover

It is the Fund's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 100%. A 100% annual turnover rate would occur if all securities in the Fund's portfolio were replaced once within a period of one year.

                             INVESTMENT RESTRICTIONS

The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

To reduce investment risk, as a matter of fundamental policy the Fund may not:

     (i) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     (ii) make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; or (b) the use of repurchase agreements;

     (iii) participate on a joint or joint and several basis in any securities trading account;

     (iv)   invest in companies for the purpose of exercising control;

     (v) issue any senior security within the meaning of the Investment Company Act of 1940, as amended, (the "1940 Act");

     (vi) (a) purchase or sell commodities or commodity contracts including futures contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs; (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

                             MANAGEMENT OF THE FUND

Directors and Officers

The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each Director who is an "interested person" of the Fund, as that term is defined in the 1940 Act, is indicated by an asterisk.


Directors

DAVID LERNER*, 61, 477 Jericho Turnpike, Syosset, New York 11791; Chairman of the Board of Directors, President and Treasurer of the Fund; President and a Director of newly formed Spirit of America Management Corp., the Fund's investment adviser, and Director, Chief Executive Officer and President of SSH Securities, Inc., the Fund's principal distributor. Mr. Lerner has been associated with David Lerner Associates, Inc., a registered broker-dealer, for over twenty-one years as President and founder. Mr. Lerner received his B.A. and MBA degrees from the City University of New York, New York, NY.

STANLEY THUNE, 60, P.O. Box 1055, Merrimack, New Hampshire 03054; Director; President and Chief Executive Officer, Freight Management Systems, Inc., from
April 1993 to present. Mr. Thune is also President and CEO of Energy Conservation Management, Inc. (July 1995 to present). Mr. Thune is involved in property development. Previously, Mr. Thune was President and CEO of Residuals Management Group from September 1989 to April 1993 and President and CEO of Research Cottrell, Inc., from July 1987 to September 1989. Mr. Thune received his B.S. in Chemical Engineering from The City College of New York and his M.B.A. from Baruch School of Business, The City University of New York.

HERBERT GRANT, 73, 409 Old Courthouse Road, New Hyde Park, New York 11040; Director; For the past 42 years, Mr. Grant has owned and/or operated various Automobile Dealerships. He is presently the owner of Central Avenue Chrysler, Plymouth, Jeep, Eagle in Yonkers, New York, which is the fifth largest dealership in New York. Mr. Grant also owns Nanuet Chrysler-Jeep, Mazda, Subaru, located in Nanuet, New York. Mr. Grant received a B.S. degree from New York University and his J.D. degree from the University of Miami Law School.

ALLEN KAUFMAN, 60, 223 Hamlet Drive, Jericho, New York 11797; Director; President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency located in Woodbury, New York, since 1963; Mr. Kaufman is a graduate of C.C.N.Y. Baruch School of Business Administration (B.B.A. degree). Mr. Kaufman majored in real estate and insurance.

DANIEL LERNER*, 36, 477 Jericho Turnpike, Syosset, New York 11791; Director; Vice President of SSH Securities, the Fund's principal distributor; Senior Vice President - Investment Counselor and Assistant Director of Training for David Lerner Associates, Inc., a registered broker-dealer, Syosset, New York from 1984 to present. Mr. Lerner received his B.A. from the State University of New York at Binghamton. Daniel Lerner is the son of David Lerner.


Officers

DAVID LERNER, 61, 477 Jericho Turnpike, Syosset, New York 11791; President and Treasurer (see biography above).

CONSTANCE FERREIRA, 46, 477 Jericho Turnpike, Syosset, New York 11791; Vice President and Secretary; Chief Operating Officer of Spirit of America Management Corp., the Fund's investment adviser, and Chief Operating Officer and Chief Financial Officer of SSH Securities, Inc., the Fund's principal distributor; Chief Operating Officer with David Lerner Associates, Inc., a registered broker-dealer located in New York. Ms. Ferreira has been associated with David Lerner Associates, Inc.
for over twenty-one years.

The Fund pays each of its Directors who is not an affiliated person of the Adviser or Distributor an annual retainer of $1,000 and $250 per Board meeting and committee meeting attended, as well as reimbursement for out-of-pocket expenses relating to attendance at such meetings.


                   COMPENSATION TABLE
                 Directors and Officers


                                                       Estimated total
                       Estimated Aggregate         Compensation from Fund
                      Compensation from Fund      Complex paid to Directors
Name of                 for fiscal year             for fiscal year ending
Director/Officer     ending October 31, 1998        October 31, 1998

David Lerner*            $     0                      $     0

Stanley Thune            $ 2,000                      $ 2,000

Herbert Grant            $ 2,000                      $ 2,000

Allen Kaufman            $ 2,000                      $ 2,000

Daniel Lerner*           $     0                      $     0

Constance Ferreira       $     0                      $     0



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 2, 1998, the officers and Directors, as a group, owned beneficially less than 1% of the Trust, the Fund and the Classes of Shares.

The following persons beneficially own of record or are known to beneficially own of record 5 percent or more of the outstanding common stock of the Fund as set forth below as of February 2, 1998.

NAME AND ADDRESS             PERCENTAGE OF FUND
David Lerner                       6.57%
477 Jericho Turnpike
Syosset, NY 11791

The Adviser

Spirit of America Management Corp. ("Spirit Management" or the "Adviser"), 477 Jericho Turnpike, Syosset, New York, New York 11791, of which Mr. David Lerner is the sole shareholder and director, manages the Fund and provides it with investment advice pursuant to an Advisory Agreement. Under the agreement, Spirit Management manages the Fund's investments, including the provision of investment advisory services and order placement facilities for the Fund (subject to overall control and direction of the Fund's Board of Directors) and pays all compensation of Directors and officers of the Fund who are affiliated persons of Spirit Management. Spirit Management or its affiliates also furnishes the Fund, without charge, with management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


The Advisory Agreement provides that the Adviser will reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses as to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund may not qualify its shares for sale in every state. Expense reimbursements, if any, are accrued daily and paid monthly.


The Advisory Agreement became effective on December 16, 1997. The Advisory Agreement will continue in effect until December 16, 2000 and thereafter for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act.


Service Provider to the Fund

FPS Services, Inc. ("FPS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 has been engaged by the Fund to provide the back office services on the Fund's behalf. Pursuant to an agreement entitled "Investment Company Services Agreement" (the "Agreement"), FPS provides the services commonly and separately referred to as: Fund Administration, Fund Accounting, Transfer Agency and Custody Administration. The Agreement was approved by the Board of Directors at the organizational meeting of the Fund which was held on July 9, 1997. The management of the Fund oversees FPS in the fulfillment of its obligations under the Agreement and FPS reports to the Board on a quarterly basis with regard to those obligations.

Included  among the many  tasks  which FPS  performs  on behalf of the Fund are:
(1)coordinating and monitoring, through the Fund Administration function, the activities of any other third party service provider providing services to the Fund (e.g. the Fund's independent auditors, printers, etc.); (2) providing the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform the responsibilities under the Agreement; (3) maintaining such books and records of the Fund as may be required by applicable federal or state law; (4) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (5) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the U.S. Securities and Exchange Commission and any other federal or state regulatory authorities as may be required by applicable law; (6) reviewing and submitting to the officers of the Fund for their approval, invoices or other requests for payment of the Fund's expenses and instructing the custodian to issue checks in payment thereof; and (7) taking such other action with respect to the Fund as may be deemed by FPS to appropriately perform its duties under the Agreement.


Pursuant to the Agreement, FPS receives a fee for performing Administrative Services at the annual rate of 0.15% of the first $50 million of total average net assets, 0.10% of the next $50 million of total average net assets and 0.05% of total net assets in excess of $100 million, subject to a minimum annual fee of $67,000. FPS also receives fees under the Agreement for providing the other services mentioned.



                              EXPENSES OF THE FUND


Distribution  Plans

The Fund has adopted a distribution plan (the "Plan" or collectively, the "Plans) with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act.

Under the Plans, the principal financial officer of the Fund reports the amounts expended under the Plans, set forth separately by class of shares, and the purposes for which such expenditures were made, to the Directors of the Fund for their review on a quarterly basis. Also, the Plans provide that the selection and nomination of Directors who are not interested persons of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office.

The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


In the event that the Plan is terminated or not continued (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Plan not previously recovered by the Distributor from distribution fees in respect of shares or through deferred sales charges.

The Plan provides that it will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Directors, including a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the plan. All material amendments to the Plan must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Plan may not be amended in order to increase materially the costs that shareholders may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Fund. The Plan may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Distributor. To terminate the Plan, any party must give the other parties 60 days' written notice. The Plan will terminate automatically in the event of its assignment.



                              SHAREHOLDER SERVICES

The following information supplements that set forth in the Fund's Prospectus under the heading "How to Purchase Shares."



Alternative Purchase Arrangement

The Fund offers two classes of shares: Class A Shares and Class B Shares. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B Shares bear a higher 12b-1 Plan fee and are subject to a CDSC if sold within seven years of purchase. Each Class has exclusive voting rights with respect to the 12b-1 Plan pursuant to which its distribution fees are paid.



Automatic Investment Plan

Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Distributor receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Application Form found in the Prospectus. Current shareholders should contact SSH Securities, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.



Systematic Withdrawal Plan

Any Class A shareholder who owns or purchases shares of the Fund having a current net asset value of at least $10,000 may establish a systematic withdrawal plan under which the shareholder will receive payments from his or her account on a regular basis. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. The Systematic Withdrawal Plan is not available with respect to the Class B Shares.


                                RETIREMENT PLANS

The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund. Persons desiring information concerning these plans should contact SSH Securities, Inc. at (516) 390-5565, or write to:

                              SSH Securities, Inc.
                              477 Jericho Turnpike
                             Syosset, New York 11791

Traditional Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA.

Roth IRAs. The Taxpayers Relief Act of 1997 created the new Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts invested in a Roth account accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2000 annually ($4,000 for joint returns) in aggregate with contributions to Traditional IRAs. Certain income phaseouts apply.

Education IRAs. The Taxpayers Relief Act of 1997 also created the new Education IRA. Like the Roth IRA, contributions are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contributions limits are $500 per account and certain income phaseouts apply.

Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

Distributions from retirement plans are subject to certain Internal Revenue Code (the "Code")requirements in addition to normal redemption procedures. For additional information please contact SSH Securities, Inc.


Statements and Reports

Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, as well as confirmation of each purchase and redemption. By contacting his or her broker, a shareholder can arrange for copies of his or her account statements to be sent to another person.


                                 NET ASSET VALUE


A more complete discussion of the Fund's determination of net asset value is contained in the Prospectus. The net asset value per share is computed by dividing the value of the assets of the Fund, less its liabilities, by the number of shares outstanding. The net asset value per share for each class of shares is computed by adding, with respect to each class of shares, the value of the Fund's investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding.

The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of each class. All income earned and expenses incurred by the Fund will be borne on a pro rata basis by each outstanding share of such class, except that each class will bear expenses payable under its respective 12b-1 Plan.

Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") which currently is 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Federal Income Taxes

The Fund intends to qualify and elect to be treated as a "regulated investment company" under sections 851 through 855 of the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; (ii)diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).


If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.


The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income and gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.



Dividends and Distributions


The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. The excess of net capital gains over the net capital losses realized and distributed by the Fund to its shareholders is expected to be taxable to the shareholders as mid-term or long-term capital gains, irrespective of the length of time a shareholder may have held his Fund shares. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Due to distributions of amounts representing a return of capital the Fund will receive from REITs in which the Fund is invested, distributions made by the Fund may also include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If a shareholder's basis is reduced to zero (which could happen if a shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.


After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.


Sales and Redemptions

Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. However, if a shareholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.


Backup Withholding

The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a U.S. shareholder's U.S. federal income tax liability or refunded.


                      BROKERAGE AND PORTFOLIO TRANSACTIONS

The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Fund.

Investment decisions for the Fund are expected to be made independently from those for other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such accounts. Simultaneous transactions are likely when several accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. If two or more accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be allocated to the respective accounts both as to amount and price, in accordance with a method deemed equitable to each account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker dealers by the Adviser.

The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

                             PERFORMANCE INFORMATION


General

From time to time, advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers and/or magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance such as the Standard & Poor's 500 Composite Index and the Dow Jones Industrial Average. The Fund may compare its total return to that of the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index.


Total return is calculated separately for Class A Shares and Class B Shares. Class A Shares' total return figures include the maximum sales charge of 5.25%; Class B Shares' total return figures include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for the classes will differ.



Average Annual Total Return

From time to time the Fund may advertise its total return for prior periods. The Fund's total return is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission below, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchase of Fund shares is assumed to have been paid. This calculation can be expressed as follows:

                                 P(1 + T)n = ERV

          Where:

          ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

          P = hypothetical investment payment of $1,000

          n = period covered by the computation, expressed in terms of years.

          T = average annual total return


Cumulative Total Return

The Fund may also quote the cumulative total return in addition to the average annual total return. These quotations are computed the same way, except the cumulative total return will be based on the actual return for a specified period rather than on the average return over one-,five- and ten year periods, or fractional portion thereof.


                               GENERAL INFORMATION


Capitalization


The authorized capital stock of the Fund currently consists of 1,000,000,000 shares of Common Stock each having a par value of $.001 per share. The Fund currently offers two classes of shares, designated Class A Shares and Class B Shares. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Fund.



Custodian

The Bank of New York, New York, NY will act as the Fund's custodian. The Fund's securities and cash are held under a custodian agreement by rules adopted under the 1940 Act which permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories.


Principal Distributor

SSH Securities, Inc., 477 Jericho Turnpike, Syosset, New York 11791, serves as the Fund's Principal Distributor, and as such may solicit orders from the public to purchase shares of the Fund. Under the

Underwriting Agreement, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.


Independent Auditors

Tait Weller & Baker, have been appointed as independent auditors for the Fund.


Additional Information

Any shareholder inquiries may be directed to the shareholder's broker or to SSH Securities, Inc. at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the U.S. Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the U.S. Securities and Exchange Commission or may be examined, without charge, at the offices of the U.S. Securities and Exchange Commission in Washington, D.C.

                     SPIRIT OF AMERICA INVESTMENT FUND, INC.

                                    Form N-1A

                           Part C -- Other Information


Part C.  Other Information

Item 24.   Financial Statements and Exhibits.

        (a)   Financial Statements.
              (To be filed by amendment.)

        (b)   Exhibits:

              Exhibits filed pursuant to Form N-1A:

            (1) Articles of Incorporation are incorporated by reference to Registrant's initial Registration Statement on Form N-1A, File number 333-27925 filed May 28, 1997.

            (2) By-Laws are incorporated by reference to Registrant's initial Registration Statement on Form N-1A, File number 333-27925 filed May 28, 1997.

            (3)   Voting Trust Agreement -- None

            (4)   All Instruments Defining the Rights of Holders -- None

            (5) Investment Advisory Contracts -- Form of Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant is incorporated by reference to Registrant's Pre-Effective Amendment No.1 filed December 18, 1997.

            (6)   (a) Underwriting  Agreement  --Underwriting  Agreement between
                      SSH Securities, Inc. and the Registrant is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed December 18, 1997.

                  (b) Distribution  Services  Agreement -- Form of  Distribution
                      Services Agreement between SSH Securities, Inc. and the Registrant is incorporated by reference to Registrant's Pre-Effective Amendment No.1 filed December 18, 1997.


                  (c) Selected  Dealer  Agreement  - Class A -- Form of Selected
                      Dealer Agreement between SSH Securities, Inc. on behalf of Class A Shares, the Registrant and various Selected Dealers is filed herewith.

                  (d) Selected  Dealer  Agreement  - Class B -- Form of Selected
                      Dealer Agreement between SSH Securities, Inc. on behalf of Class B Shares, the Registrant and various Selected Dealers is filed herewith.


            (7)   Bonus,  Profit Sharing,  Pension or Other Similar Contracts --
                  None

            (8) Custodian Agreements -- Executed Custodian Agreement between The Bank of New York and Registrant is incorporated by reference to Registrant's Pre-Effective Amendment No.1 filed December 18, 1997.

            (9) Investment Company Services Agreement -- Form of Investment Company Services Agreement is incorporated by reference to Registrant's Pre-Effective Amendment No.1 filed December 18, 1997.

            (10) Opinion and Consent of Ruthann G. Niosi, Esq., P.C. regarding the legality of the securities being issued -- is incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed December 31, 1997.

            (11)  Consent  of  Independent   Auditors  --  is   incorporated  by
                  reference  to  Registrant's   Pre-Effective  Amendment  No.  2
                  filed December 31, 1997.


            (12)  Financial Statements Omitted from Item 23. -- None


            (13) Agreements or Understandings Made in Consideration for Providing the Initial Capital -- is incorporated by reference to Registrant's Pre-Effective Amendment No.2 filed December 31, 1997.


            (14)  Model Plan -- None


            (15)  Plan of Distribution pursuant to Rule 12b-1


                       A. Class A Shares -- Filed herewith
                       B. Class B Shares -- Filed herewith

            (16) Schedule for Computation of Performance Quotations -- (To be filed in a Post-Effective Amendment.)

            (17)  Financial Data Schedule -- None.


            (18) Plan of Distribution pursuant to Rule 18f-3 with respect to Multiple Class Shares -- Filed herewith.


            (19) Director's Powers of Attorney -- Powers of Attorneys for David Lerner, Herbert Grant, Allen Kaufman and Daniel Lerner are incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed December 18,1997.

Item 25.   Persons Controlled by or Under Common Control with Registrant.

           The Registrant is a recently organized corporation and David Lerner owns 100% of its issued and outstanding stock.

Item 26.   Number of Holders of Securities.

           124.

Item 27.   Indemnification.


           It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHT of Registrant's Articles of Incorporation, filed as
           Exhibit 1 hereto, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit 2 hereto. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
           Section 4 of the proposed Advisory Agreement, filed as Exhibit 5 hereto.


           Insofar  as  indemnification   for  liabilities   arising  under  the
           Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

           In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment
           Company Act of 1940, as amended, nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.


Item 28.   Business and Other Connections of Investment Adviser.

           Since the date of its incorporation on April 24, 1997, Spirit of America Management Corp. has not been engaged in any other business other than acting as adviser to Registrant.

           During the past twenty-one years, David Lerner, a director and officer of the Adviser, has served as the Chief Executive Officer and Director of David Lerner Associates, Inc. (and David Lerner Government Securities Associates, Inc., a government securities dealer). The business address of such companies is 477 Jericho Turnpike, Syosset, New York 11791.


           For information as to any other business, vocation or employment of a substantial nature in which each Director or officer of the Registrant's investment adviser has been engaged for his own account or in the capacity of Director, officer, employee, or partner, reference is made to Form ADV (File #801-54782) filed by the Adviser under the Investment Advisers Act of 1940, as amended.


Item 29.   Principal Underwriter.

        (a) SSH Securities, Inc., the Registrant's distributor, does not act as principal underwriter, depositor or investment adviser for any other investment company.

        (b) The table below sets forth certain information with respect to each director, officer and control person of SSH Securities, Inc.

                               Position               Position and
        Name and Principal     and Offices            Offices with
        Business Address       with Underwriter       Registrant
        ----------------       ----------------       ----------

        David Lerner           Director,              Chairman of the Board,
        477 Jericho Turnpike   Chief Executive        Director, President
        Syosset, NY  11791     Officer and            and Treasurer
                               President

        Constance Ferreira     Vice President,        Vice President and
        477 Jericho Turnpike   Chief Operating        Secretary
        Syosset, NY 11791      Officer and Chief
                               Financial Officer

        Daniel E. Chafetz      Chief Compliance        None
        477 Jericho Turnpike   Officer
        Syosset, NY 11791

        Daniel Lerner          Vice President          Director
        477 Jericho Turnpike
        Syosset, NY 11791

           (c)   Not Applicable.


Item 30. Location of Accounts and Records.

           All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Fund's Investment Adviser, Spirit of America Management, Inc., 477 Jericho Turnpike, Syosset, New York 11791, except for those maintained by the Fund's Custodian, The Bank of New York, 48 Wall Street, New York, New York 10172 and the Fund's Administrator, Transfer Agent and Fund Accounting Services Agent, FPS Services Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

Item 31.   Management Services.

           There are no management-related service contracts not discussed in Part A or Part B.

Item 32.   Undertakings.

        (a) Registrant hereby undertakes to file an amendment to this Registration Statement with certified financial statements showing the initial capital received before accepting subscriptions from any person in excess of 25 if Registrant proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act.

        (b) Registrant hereby undertakes to file a post-effective amendment within four to six months from the effective date of this Registration Statement under the Securities Act of 1933. Registrant understands that such post-effective amendment will contain reasonably current financial statements which need not be certified by independent public accountants.

        (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

        (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director or directors when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended relating to shareholder communications.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syosset, and State of New York on the __ day of February, 1998.


                              Spirit of America Investment Fund, Inc. Registrant


                             By /s/ David Lerner*
                                --------------------------------------
                                David Lerner, President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                   Capacity                     Date
---------                   --------                     ----

/s/ David Lerner*           Chairman of the Board        2/ /98
David Lerner                 President & Director


/s/ Herbert Grant*          Director                     2/ /98
Herbert Grant

/s/ Allen Kaufman*          Director                     2/ /98
Allen Kaufman

/s/ Daniel Lerner*          Director                     2/ /98
Daniel Lerner

/s/ Constance Ferreira*     Principal Financial and      2/ /98
Constance Ferreira          Accounting Officer

/s/ Carolyn F. Mead
* By Carolyn F. Mead, as
Attorney-in-Fact and Agent
pursuant to Power of Attorney

                   The Spirit of America Investment Fund, Inc.

                         Index to Exhibits to Form N-1A


Exhibit No.


EX-99.B6      (c)   Form of Selected Dealer Agreement - Class A Shares
              (d)   Form of Selected Dealer Agreement - Class B Shares

EX-99.B15     (a)   Form of Distribution Plan Pursuant to Rule 12b-1 - Class A
                    Shares
              (b)   Form of Distribution Plan Pursuant to Rule 12b-1 - Class B
                    Shares

EX-99.B18     Form of Multiple Class Plan